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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 13, 1999


                        Commission File Number: 0-18249


                            ILM SENIOR LIVING, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)



        Virginia                                          04-3042283
-----------------------                                -------------------
(State of organization)                                 (I.R.S. Employer
                                                       Identification No.)


8180 Greensboro Drive, Suite 850, McLean, Virginia           22102
--------------------------------------------------           -----
(Address of principal executive office)                    (Zip Code)



Registrant's telephone number, including area code:     (888) 357-3550
                                                        ----------------------

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Item 5.       Other Events

         As previously reported by ILM Senior Living, Inc., a Virginia finite-life corporation (the "Company"), Andrew A. Feldman & Jeri Feldman, as trustees for the Andrew A. & Jeri Feldman Revocable Trust dated September 18, 1990, commenced an action on May 8, 1998 on behalf of that trust and a putative class of all other shareholders of the Company and ILM II Senior Living, Inc., a Virginia finite-life corporation and affiliate of the Company ("ILM II"), against the Company, ILM II and the directors of each of the Company and ILM II. On March 9, 1999, following the announcement of the execution of the Agreement and Plan of Merger (the "Merger Agreement") dated February 7, 1999, among the Company, Capital Senior Living, Inc., a Delaware corporation, ("Capital"), Capital Senior Living Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of Capital ("Merger Sub"), and Capital Senior Living Trust I, a Delaware business trust and wholly owned subsidiary of Capital (the "Trust"), the plaintiffs filed a second amended complaint seeking to enjoin the transactions contemplated by the Merger Agreement and, in the alternative, seeking damages in an unspecified amount. In response to the Company's motion to dismiss the second amended complaint on June 7, 1999, which motion addressed only the pleadings, the United States District Court, the Southern District of New York issued an order dismissing the plaintiffs' federal securities law claims, but denying defendants' motion to dismiss plaintiffs' claims for breach of fiduciary duty and judicial dissolution.

         On June 21, 1999, the Company, ILM II and each of their directors answered the second amended complaint and denied any and all liability to plaintiffs or the putative class, and moved for reconsideration of the portion of the Court's June 7, 1999 order denying their motion to dismiss. In response to discovery requests, the Company, ILM II and other defendants produced documents to the plaintiffs and the depositions of current and former directors as well as others were taken. As of July 1, 1999, all discovery was completed in this action.

         On July 2, 1999, the parties to this action reached an agreement-in-principle to settle the action. On August 11, 1999, the parties entered into a Stipulation of Settlement (the "Stipulation") and on August 13, 1999, the Court "so ordered" the Stipulation and provided for notice of the settlement to the putative settlement class, which notice was mailed on August 16, 1999. The Court scheduled a hearing for September 30, 1999 to determine whether the proposed settlement is fair, reasonable and adequate, whether a final judgment should be entered dismissing the action with prejudice to the plaintiffs and all members of the putative settlement class, and whether an application to be made by plaintiffs' counsel and the putative settlement class should be approved.

         There can be no assurance that the Court will approve the Stipulation. In the event that the Court does not approve the Stipulation, the Company intends to continue to contest the action vigorously.

         Pursuant to the Stipulation, among other matters, Capital has agreed to increase the aggregate amount and modify the form of consideration to be received by shareholders in the Merger Agreement by $1,128,000 to

                             Page 2 of 5 pages)
                       Exhibit Index Appears on Page 5

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$97,018,000 and provide each shareholder with the right to elect to receive payment of the merger consideration in the form of all cash, or a combination of cash and Capital Trust convertible preferred securities, (which securities will ultimately be convertible into shares of Capital's common stock); provided, that the preferred securities elections may not, in the aggregate, exceed 35% of the total merger consideration.

         To facilitate consummation of the Merger, Capital has also agreed to amend the Merger Agreement to extend the previously scheduled October 31, 1999 outside termination date of the Merger to September 30, 2000. The Company also generally has agreed to apprise class counsel of certain material developments relating to extraordinary transactions involving the Company.

         Pursuant to the Stipulation, if the Company and ILM II consummate an extraordinary transaction with Capital, including, but not limited to, a transaction of the type contemplated by the Merger Agreement, Capital has agreed to pay the class action plaintiffs' attorneys' fees awarded by the Court an amount not to exceed $1,500,000, as well as reimbursement of their out of pocket expenses. If the Company and ILM II consummate extraordinary transactions with a third party purchaser other than Capital, or the Company's and ILM II's Boards of Directors ultimately approve extraordinary transactions with a third party purchaser other than Capital, the Company and ILM II will, under the Stipulation, be required to pay attorneys' fees awarded by the Court an amount not to exceed $1,500,000, plus reimbursement of class counsel's out of pocket expenses.

         The foregoing description is qualified in its entirety by the full text of the Stipulation filed as Exhibit 99. hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not Applicable

         (b)  Not Applicable

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

              99. Stipulation of Settlement in the matter of Andrew A. Feldman & Jeri Feldman, as trustees for the Andrew A. & Jeri Feldman Revocable Trust dated 9/18/90, on behalf of themselves and others similarly situated, as plaintiffs, against, Lawrence A. Cohen, Jeffry R. Dwyer, J. William Sharman, Jr., Carl J. Schramm, Julien G. Redele, ILM Senior Living, Inc. and ILM II Senior Living, Inc., as defendants, filed in the United States District Court for the Southern District of New York, 98 Civ. 3789 (LAK).

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ILM SENIOR LIVING, INC.

                                        By: /s/ J. William Sharman, Jr.
                                            ---------------------------
                                             J. William Sharman, Jr.
                                             Chairman of the Board and President
Dated:  August 19, 1999

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                                 Exhibit Index

99. Stipulation of Settlement in the matter of Andrew A. Feldman & Jeri Feldman, as trustees for the Andrew A. & Jeri Feldman Revocable Trust dated 9/18/90, on behalf of themselves and others similarly situated, as plaintiffs, against, Lawrence A. Cohen, Jeffry R. Dwyer, J. William Sharman, Jr., Carl J. Schramm, Julien G. Redele, ILM Senior Living, Inc. and ILM II Senior Living, Inc., as defendants, filed in the United States District Court for the Southern District of New York under docket, 98 Civ. 3789 (LAK).

                             Page 5 of 5 pages)